PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call toll free (888) 227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free ( (800) 207-3156 Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER
REGISTRATION FIELD
CONTROL NUMBER
123456789101

TOUCHSTONE FOCUSED FUND
a series of
TOUCHSTONE VARIABLE SERIES TRUST
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2019

The undersigned shareholder of the Touchstone Variable Series Trust hereby appoints Terrie A. Wiedenheft and Timothy S. Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Focused Fund standing in the name of the undersigned at the close of business on May 10, 2019 at a Joint Special Meeting of Shareholders to be held at the office of the Touchstone Variable Series Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on July 8, 2019 at 1:00 p.m., Eastern time, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

This proxy is solicited on behalf of the Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (800) 207-3156. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Joint Special Meeting and Proxy Statement/Prospectus are available at https://www.proxyonline.com/docs/Touchstone2019.pdf.

TOUCHSTONE FOCUSED FUND
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE)              DATE

SIGNATURE (JOINT OWNERS)              DATE

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” any Proposal that lacks an instruction. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

1.	To approve an Agreement and Plan of Reorganization between the Touchstone Focused Fund, and the Touchstone Common Stock Fund, each a series of Touchstone Variable Series Trust.	FOR ○	AGAINST ○	ABSTAIN ○

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call toll free (888) 227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free ( (800) 207-3156 Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER
REGISTRATION FIELD
CONTROL NUMBER
123456789101

TOUCHSTONE LARGE CAP CORE EQUITY FUND
a series of
TOUCHSTONE VARIABLE SERIES TRUST
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2019

The undersigned shareholder of the Touchstone Variable Series Trust hereby appoints Terrie A. Wiedenheft and Timothy S. Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Large Cap Core Equity Fund standing in the name of the undersigned at the close of business on May 10, 2019 at a Joint Special Meeting of Shareholders to be held at the office of the Touchstone Variable Series Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on July 8, 2019 at 1:00 p.m., Eastern time, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

This proxy is solicited on behalf of the Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (800) 207-3156. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Joint Special Meeting and Proxy Statement/Prospectus are available at https://www.proxyonline.com/docs/Touchstone2019.pdf.

TOUCHSTONE LARGE CAP CORE EQUITY FUND
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE)              DATE

SIGNATURE (JOINT OWNERS)              DATE

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” any Proposal that lacks an instruction. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

1.	To approve an Agreement and Plan of Reorganization between the Touchstone Large Cap Core Equity Fund, and the Touchstone Common Stock Fund, each a series of Touchstone Variable Series Trust.	FOR ○	AGAINST ○	ABSTAIN ○

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you call toll free (888) 227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free ( (800) 207-3156 Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER
REGISTRATION FIELD
CONTROL NUMBER
123456789101

TOUCHSTONE ACTIVE BOND FUND
a series of
TOUCHSTONE VARIABLE SERIES TRUST
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2019

The undersigned shareholder of the Touchstone Variable Series Trust hereby appoints Terrie A. Wiedenheft and Timothy S. Stearns, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Touchstone Active Bond Fund standing in the name of the undersigned at the close of business on May 10, 2019 at a Joint Special Meeting of Shareholders to be held at the office of the Touchstone Variable Series Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 on July 8, 2019 at 1:00 p.m., Eastern time, and at any and all adjournments and postponements thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

This proxy is solicited on behalf of the Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (800) 207-3156. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Joint Special Meeting and Proxy Statement/Prospectus are available at https://www.proxyonline.com/docs/Touchstone2019.pdf.

TOUCHSTONE ACTIVE BOND FUND
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SIGNATURE (AND TITLE IF APPLICABLE)              DATE

SIGNATURE (JOINT OWNERS)              DATE

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” any Proposal that lacks an instruction. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark circle per proposal in blue or black ink. Example: ●

1.	To approve an Agreement and Plan of Reorganization between the Touchstone Active Bond Fund, and the Touchstone Bond Fund, each a series of Touchstone Variable Series Trust.	FOR ○	AGAINST ○	ABSTAIN ○

THANK YOU FOR VOTING